Exhibit 10.1


                                    SCHEDULE
                                     to the
                             ISDA Master Agreement

                          dated as of January 8, 2002

                                    between
                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  ("Party A")
                                      and
                      FORD CREDIT AUTO OWNER TRUST 2002-A
                                  ("Party B")

Part 1. Termination Provisions.

(a)     "Specified Entity" means in relation to Party A for the purpose of:

        Section 5(a)(v), Not applicable.
        Section 5(a)(vi), Not applicable.
        Section 5(a)(vii), Not applicable.
        Section 5(b)(iv), Not applicable.

        in relation to Party B for the purpose of:

        Section 5(a)(v), Not applicable.
        Section 5(a)(vi), Not applicable.
        Section 5(a)(vii), Not applicable.
        Section 5(b)(iv), Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from
        Section 14.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), the "Default under Specified Transaction" provisions of Section 5(a)(v) and the "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)
        (iii) and the "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B. (e) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B; provided, however, that with respect to Party B, only the occurrence of an Event of Default as defined in Section 5.1(i) or 5.1(ii) of the Indenture which results in the sale of the Indenture Trust Estate will constitute an Event of Default under Section 5(a)(vi).

        With respect to Party A, "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement. "Threshold Amount" means, in respect of Party A, an amount equal to $100,000,000.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(g)     Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

        (i) Market Quotation will apply unless Party B is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and Party A fails to replace itself pursuant to Part 5(a)(i), and Party B enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

        (ii) The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i) Additional Termination Event. Each of the following shall constitute an Additional Termination Event pursuant to Section 5(b)(v):

        (i) any acceleration of the Notes (provided such acceleration has not been rescinded and annulled pursuant to Section 5.2(b) of the Indenture) and liquidation of the Indenture Trust Estate with Party B the sole Affected Party;

        (ii) failure of Party A to comply with the requirements of paragraph
        (a) of Part 5 hereof, with Party A as the sole Affected Party; provided, that the amount of any payment by Party B shall be limited to the amount, if any, received by Party B from a replacement counterparty; or

        (iii) any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party.

Part 2. Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agree ment) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement,
        (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     Payee Tax Representations. For the purpose of Section 3(f) of this
        Agreement:

        (i) Party A will make the representations specified below:

        It is entering into each Transaction in the ordinary course of its trade as, and is, a recognized bank under the laws of the United Kingdom and it will bring into account payments made and received in respect of each Transaction in computing its income for United Kingdom tax purposes.

        (ii) Party B will make the representations specified below:

        Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

Part 3. Documents to be Delivered.

(a) For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

        (i) Tax forms, documents or certificates to be delivered are:

        Form W-8-ECI to be delivered by Party A, and Form W-9 to be delivered by and Party B.

(b)     Other documents to be delivered are:

Party required to               Form/Document/                  Date by which to be             Section 3(d)
deliver document                Certificate                     delivered                       Representation

Party A and Party B             Annual audited financial        Promptly after request,         Applicable
                                statements prepared in accor-   after such documents
                                dance with generally            become publicly avail-
                                accepted accounting princi-     able.
                                ples in the country in which
                                the party is organized.

Party A and Party B             Certificate or other            At or promptly following        Applicable
                                documents evidencing the        the execution of this
                                authority of the party en-      Agreement, and, if a
                                tering into this Agreement or   Confirmation so requires
                                a Confirmation, as the case     it, on or before the date
                                may be, including copies of     set forth therein.
                                any board resolutions and
                                appropriate certificates of
                                incumbency as to the officers
                                executing such documents.

Party A and Party B             Opinions of counsel in form     At or promptly following        Not Applicable
                                and substance acceptable to     the execution of this
                                the other party.                Agreement, and, if a
                                                                Confirmation so
                                                                requires it, on or
                                                                before the date set
                                                                forth therein.

Part 4. Miscellaneous

(a)     Addresses for Notices: For the purpose of Section 12(a) of this
        Agreement:

        TO PARTY A:

        (1)     Credit Suisse First Boston International
                One Cabot Square
                London E14 4QJ
                England
                Attention:  (1) Head of Credit Risk Management
                            (2) Managing Director-Operations Department
                            (3) Managing Director-Legal Department

        (2) For the purposes of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6);

                Facsimile No: 020 7888 2686
                Attention: Managing Director-Legal Department

        TO PARTY B:

                The Bank of New York,
                as Owner Trustee for
                Ford Credit Auto Owner Trust 2002-A
                101 Barclay Street
                New York, New York 10286
                Attention: Asset-Backed Finance Unit

                with a copy to:

                JPMorgan Chase Bank,
                as Indenture Trustee for
                Ford Credit Auto Owner Trust 2002-A
                450 West 33rd Street
                New York, New York 10001
                Attention: Michael A. Smith
                Tel.: (212) 946-3346
                Fax: (212) 946-8302

                and with a copy to

                Ford Motor Credit Company
                Ford Motor Company
                World Headquarters
                One American Road
                Suite 1034-A1
                Dearborn, MI 48126
                Office of the General Counsel
                Attention of the Secretary
                Fax: (313) 594-7742

(b)     Process Agent. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its
              Process Agent:    Credit Suisse First Boston Corporation
                                Eleven Madison Avenue
                                New York, New York 10010
                                (Attention:   General Counsel, Legal
                                              and Compliance Department)

        Party B appoints as its
             Process Agent:     Party B.

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10 of this Agreement:

        (i)     Party A is not a Multibranch Party.

        (ii)    Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant
        Transaction.

(f)     Credit Support Document.

        Party A: Not Applicable
        Party B: Not Applicable

(g)     Credit Support Provider.

        Party A: Not Applicable
        Party B: Not Applicable

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under this Agreement.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k) Approval of Amendments or Assignment. No amendments to this Agreement shall be effected, nor may the rights and obligations of Party A be transferred or assigned, without the prior written confirmation of each Rating Agency that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then current rating on any of the Notes.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section.

Part 5. Other Provisions.

(a)     Counterparty Rating Withdrawal or Reduction. In the event that (w)
        Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-1" by S&P, (x) Party A's long- or short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3"/"P-1" by Moody's, (y) Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by Fitch (such rating thresholds, "Approved Rating Thresholds") or (z) any Rating Agency gives notice to Party B, the Indenture Trustee or the Administrator that the credit support, if any, with respect to Party A is no longer deemed adequate to maintain the then-current rating on the Class A Notes, within 30 days of such rating withdrawal or downgrade or notification (unless, within 30 days after such withdrawal or downgrade each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such withdrawal or downgrade or notification), Party A shall (i) assign each Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Schedule and the related Confirmation,
        (ii) obtain a guaranty of, or a contingent agreement of, another person with Approved Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval not to be unreasonably withheld), (iii) post mark-to-market collateral, pursuant to a collateral support agreement acceptable to Party B, which will be sufficient to restore the immediately prior ratings of each Class of Notes issued by Party B or
        (iv) establish any other arrangement satisfactory to Party B and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Condition. All costs and expenses in connection with effecting any arrangements pursuant to clauses (i), (ii), (iii) or (iv) shall be for the account of Party A.

(b) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of this Master Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Master Agreement to which it is a party or that is required by this Master Agreement to deliver, each of Party A and Party B acknowledge that:

        (i) it is not relying (for the purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Master Agreement, such Credit Support Document and in any Confirmation;

        (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Master Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation;

        (iii) it has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Master Agreement, such Credit Support Document, each Transaction and such other documentation and is capable of assuming and willing to, and will, assume (financially and otherwise) those risks;

        (iv)    it is an "eligible contract participant" as defined in
                Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000;

        (v) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business;

        (vi) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

        (vii) the other party to this Master Agreement, such Credit Support Document, each Transaction and such other documentation (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it; (b) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Master Agreement, such Credit Support Document, each Transaction or such other documentation; and (c) has not committed to unwind the Transactions.

        The representations and agreements in Part 5(b) above of this Schedule shall be deemed representations and agreements for all purposes of this Master Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

(c) Deduction or Withholding for Tax. Party B shall not be required to pay to Party A any amount relating to Indemnifiable Taxes pursuant to
        Section 2(d)(i)(4) of the Agreement. However, if in the absence of this paragraph, Party B would otherwise be required to pay such amounts, Party A shall have the right, but not the obligation, to transfer its rights and obligations under this Agree ment to another of its Offices or Affiliates or third party such that no Indemnifiable Tax would be imposed, subject to the notice and consent provisions set forth in paragraph 6(b)(ii) of the Agreement.

(d) No Petition. Party A hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of (i) all of the Notes, Class C Certificates and Class D Certificates and (ii) any other securities issued by a trust as to which FCAR Two LLC is the depositor and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law, it will not institute against, or join with any other Person in instituting against, Party B or FCAR Two LLC any bankruptcy, reorganization, ar rangement, insolvency or liquidation proceedings, or other proceedings under the laws of any jurisdiction. The provisions of this paragraph shall survive the termination of this Agreement.

(e) Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obliga tions of Party B and shall be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Distribution Dates specified therein. Party A acknowledges that Party B has pledged its assets constituting the Indenture Trust Estate to the Indenture Trustee. Upon exhaustion of the assets of Party B and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and, except as specifically provided herein, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of or based upon this Agreement against the Administrator (as defined in the Administration Agreement), FCAR Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of gross negligence or fraudulent actions or omissions taken by them.

(f) Party B Pledge. Notwithstanding Section 7 of this Agreement to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee for the benefit of the holders of the Notes pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against Party A. Party A shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Distribution Dates specified therein.

(g) Confirmation of Transactions. Each Transaction to be effectuated pursuant to this Agreement shall be evidenced by a written confirmation executed by each of Party A and Party B.

(h) Recording of Conversations. Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

(i) Consent by Party A to Amendments to Certain Documents. Before any amendment is made to the Indenture or any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction, or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement or any Transaction, Party B shall provide Party A with a copy of the proposed amendment or supplement and shall obtain the consent of Party A thereto prior to its adoption, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent.

(j) Definitions. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swap Dealers Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(k) Set-off. Nothwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmations attached hereto).

(l)     Additional Definitions.

        "Administration Agreement" shall mean the administration agreement (including Appendix A thereto) dated as of January 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Motor Credit Company and JPMorgan Chase Bank.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

         "Class A Notes" means the Class A Notes issued by Party B pursuant to the Indenture.

        "Class A-1 Notes" means the Class A-1 Notes issued by Party B pursuant to the Indenture.

        "Class A-2 Notes" means the Class A-2a Notes and the Class A-2b Notes issued by Party B pursuant to the Indenture.

        "Class A-3 Notes" means the Class A-3a Notes and the Class A-3b Notes issued by Party B pursuant to the Indenture.

        "Class A-4 Notes" means the Class A-4 Notes issued by Party B pursuant to the Indenture.

        "Class B Notes" means the Class B Notes issued by Party B pursuant to the Indenture.

        "Class C Certificates" means the Class C Certificates issued by Party B pursuant to the Trust Agreement.

        "Class D Certificates" means the Class D Certificates issued by Party B pursuant to the Trust Agreement.

        "Closing Date" shall mean January 16, 2002.

        "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2002.

        "FCAR Two LLC" shall mean Ford Credit Auto Receivables Two LLC.

        "Fitch" means Fitch, Inc.

        "Indenture" shall mean the indenture dated as of January 1, 2002 (including Appendix A thereto), as amended, supplemented or otherwise modified and in effect, between Party B and JP Morgan Chase Bank, as Indenture Trustee.

        "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.

        "Indenture Trustee" shall mean JPMorgan Chase Bank or any successor or replacement thereto pursuant to the Indenture.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes issued by Party B pursuant to the Indenture.

        "Owner Trustee" shall mean The Bank of New York, as owner trustee under the Trust Agreement.

        "Purchase Agreement" shall mean the purchase agreement (including Appendix A thereto) dated as of January 1, 2002, as from time to time amended, supplemented or otherwise modified and in effect, between Ford Motor Credit Company and FCAR Two LLC.

        "Rating Agencies" shall mean Moody's, S&P and Fitch or any substitute rating agency that FCAR Two LLC requests to rate the Notes, Class C Certificates or Class D Certificates.

        "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified FCAR Two LLC, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

        "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

        "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

        "Sale and Servicing Agreement" shall mean the sale and servicing agreement (including Appendix A thereto) dated as of January 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among Party B, FCAR Two LLC, as seller, and Ford Motor Credit Company, as servicer.

        "Servicer" shall mean Ford Motor Credit Company, as servicer under the Sale and Servicing Agreement.

        "Swap Counterparties" means Credit Suisse First Boston International and any other institution becoming a successor or replacement under this Agreement.

        "Trust Agreement" shall mean the Amended and Restated Trust Agreement (including Appendix A thereto), dated as of December 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among FCAR Two LLC, the Bank of New York (Delaware), as Delaware Trustee and The Bank of New York, as Owner Trustee.

        IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.



FORD CREDIT AUTO OWNER TRUST                    CREDIT SUISSE FIRST BOSTON
2002-A                                          INTERNATIONAL

By: THE BANK OF NEW YORK,
    not in its individual capacity
    but solely as Owner Trustee

By: /s/ John Bobko                              By: /s/ Helen Wen               By: /s/ Priscilla Morales
Name:  John Bobko                               Name:  Helen Wen                Name:  Priscilla Morales
Title: Assistant Treasurer                      Title: Authorized Signatory     Title: Authorized Signatory

Date: January 16, 2002                          Date: January 16, 2002          Date: January 16, 2002



                                                By:___________________________
                                                Name:
                                                Title:

                                                Date: January 16, 2002

EXHIBIT A - Form of Confirmation

                                                [Date]


To:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL
Contact:        [ ]
                Tel:
                Fax:

From:           FORD CREDIT AUTO OWNER TRUST 2002-A
Contact:        [ ]
                Tel:
                Fax:

                Re:   Interest Rate Swap Reference No. [ ]

Ladies and Gentlemen:

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Credit Suisse First Boston International ("Party A") and Ford Credit Auto Owner Trust 2002-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

        The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transactions referred to herein. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January , 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                Credit Suisse First Boston International

        Party B:                Ford Credit Auto Owner Trust 2002-A.

        Trade Date:             [ ].

        Effective Date:         [ ].

        Notional Amount:        The Notional Amount initially shall equal [ ]
                                and shall decrease by an amount equal to the amount of the reduction in the aggregate principal balance of the Class [A-2b Notes]
                                [A-3b Notes] on each Distribution Date.
                                Decreases in the Notional Amount with respect to the calculation of Fixed Amounts shall take effect as of the Period End Date occurring in the month of the Distribution Date. Party B shall determine the Notional Amount and shall inform Party A of such determination by the twelfth day of each calendar month.

        Termination Date:       The earlier of [ ] and the date the aggregate
                                outstanding principal balance of the Class
                                [A-2b][A-3b] Notes has been reduced to zero.

        Fixed Amounts

           Fixed Rate Payer:    Party B.

           Fixed Rate Payer
           Payment Date:        The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Period End Date:     The 15th day of each calendar month, with No
                                Adjustment.

           Fixed Rate:          [ ]%

           Fixed Rate Day
           Count Fraction:      30/360.

Floating Amounts

           Floating Rate Payer: Party A.

           Floating Rate Payer
           Payment Dates:       The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Floating Rate for
           initial Calculation
           Period:              [ ]% (excluding spread)

           Floating Rate Option: USD-LIBOR-BBA.

           Designated Maturity: One month.

           Spread:              [ ]%

           Floating Rate Day
           Count Fraction:      Actual/360.

           Reset Dates:         The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York and Delaware.

3. Account Details

Payments to Party A:            ABA#:
                                Account#:

Payments to Party B:            JPMorgan Chase Bank
                                ABA#: 021000021
                                Account#:
                                Account Name: Collection Account
                                Ref: Ford 2002-A

Party A Operations
Contact:

                                Attention:
                                Tel:

Party B Operations
Contact:                        JPMorgan Chase Bank
                                Corporate Trust Administration
                                450 West 33rd Street, 14th Floor
                                New York, New York 10001
                                Attention: Michael A. Smith
                                Tel: (212) 946-3346
                                Fax: (212) 946-8302

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

                        FORD CREDIT AUTO OWNER TRUST 2002-A

                        By:     THE BANK OF NEW YORK,
                                not in its individual capacity
                                but solely as Owner Trustee

                        By:
                                --------------------------------------
                                Name:
                                Title:

                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                        By:
                                --------------------------------------
                                Name:
                                Title:

                                                January 8, 2002


To:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL
Contact:        Customer Service Group
                Tel:212-325-8679
                Fax:212-325-8713

From:           FORD CREDIT AUTO OWNER TRUST 2002-A
Contact:        Michael A. Smith
                Tel:212-946-3346
                Fax:212-946-8302

                Re:   Interest Rate Swap Reference No. 6573417/V/NY

Ladies and Gentlemen:

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Credit Suisse First Boston International ("Party A") and Ford Credit Auto Owner Trust 2002-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

        The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transactions referred to herein. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January 8, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                Credit Suisse First Boston International

        Party B:                Ford Credit Auto Owner Trust 2002-A.

        Trade Date:             January 8, 2002.

        Effective Date:         January 16, 2002.

        Notional Amount:        The Notional Amount initially shall equal
                                USD 1,740,000,000 and shall decrease by an amount equal to the amount of the reduction in the outstanding aggregate principal balance of the Class A-3b Notes on each Distribution Date, while the calculation of the Fixed Rate Payer
                                Payment Amount and the Floating Rate Payer
                                Payment Amount for such period shall
                                be made on the Notional Amount
                                prior to such reduction. Decreases in the Notional Amount with respect to the calculation of Fixed Amounts shall take effect as of the Period End Date occurring in the month of the Distribution Date. Party B shall determine the Notional Amount and shall inform Party A of such determination by the twelfth day of each calendar month using the aggregate outstanding principal balance for the Notes prior to giving effect to any payments of principal of Notes on the following Distribution Date, as shown in the Servicer's Certificate.

        Termination Date:       The earlier of January 15, 2006 and the date the
                                aggregate outstanding principal balance of the Class A-3b Notes has been reduced to zero.

        Fixed Amounts

           Fixed Rate Payer:    Party B.

           Fixed Rate Payer
           Payment Date:        The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Period End Date:     The 15th day of each calendar month, with No
                                Adjustment.

           Fixed Rate:          3.4965%

           Fixed Rate Day
           Count Fraction:      30/360.

Floating Amounts

           Floating Rate Payer: Party A.

           Floating Rate Payer
           Payment Dates:       The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Floating Rate for
           initial Calculation
           Period:              1.74125% (excluding spread)

           Floating Rate Option: USD-LIBOR-BBA.

           Designated Maturity: One month.

           Spread:              0.12%

           Floating Rate Day
           Count Fraction:      Actual/360.

           Reset Dates:         The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York and Delaware.

3. Account Details

Payments to Party A:            Bank of New York
                                SWIFT IRV TUS3N
                                For favour Credit Suisse First Boston
                                International
                                London
                                Account#:8900360968

Payments to Party B:            JPMorgan Chase Bank
                                ABA#:021000021
                                Account#:507951883
                                Account Name: Ford Incoming Wire Account
                                Ref: 161319.1  Ford 2002-A Collection Account

Party A Operations
Contact:

                                Attention: Customer Services Group
                                Tel: 212-325-8679/212-325-7061
                                Fax: 212-325-8173

Party B Operations
Contact:                        JPMorgan Chase Bank
                                Corporate Trust Administration
                                450 West 33rd Street, 14th Floor
                                New York, New York 10001
                                Attention: Michael A. Smith
                                Tel: (212) 946-3346
                                Fax: (212) 946-8302

Credit Suisse First Boston International is regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

                        FORD CREDIT AUTO OWNER TRUST 2002-A

                        By:     THE BANK OF NEW YORK,
                                not in its individual capacity
                                but solely as Owner Trustee

                        By:
                                --------------------------------------
                                Name:
                                Title:

                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                        By its Agent: CREDIT SUISSE FIRST BOSTON CORPORATION

                        By:
                                --------------------------------------
                                Name:
                                Title:

                                                January 8, 2002


To:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL
Contact:        Customer Service Group
                Tel:212-325-8679
                Fax:212-325-8713

From:           FORD CREDIT AUTO OWNER TRUST 2002-A
Contact:        Michael A. Smith
                Tel:212-946-3346
                Fax:212-946-8302

                Re:   Interest Rate Swap Reference No. 6573418/V/NY

Ladies and Gentlemen:

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Credit Suisse First Boston International ("Party A") and Ford Credit Auto Owner Trust 2002-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

        The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transactions referred to herein. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January 8, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                Credit Suisse First Boston International

        Party B:                Ford Credit Auto Owner Trust 2002-A.

        Trade Date:             January 8, 2002.

        Effective Date:         January 16, 2002.

        Notional Amount:        The Notional Amount initially shall equal
                                USD 1,550,000,000 and shall decrease by an amount equal to the amount of the reduction in the aggregate outstanding principal balance of the Class A-2b Notes on each Distribution Date, while the calculation of the Fixed Rate Payer
                                Payment Amount and the Floating Rate Payer
                                Payment Amount for such period shall
                                be made on the Notional Amount
                                prior to such reduction. Decreases in the Notional Amount with respect to the calculation of Fixed Amounts shall take effect as of the Period End Date occurring in the month of the Distribution Date. Party B shall determine the Notional Amount and shall inform Party A of such determination by the twelfth day of each calendar month using the aggregate outstanding principal balance for the Notes prior to giving effect to any payments of principal of Notes on the following Distribution Date, as shown in the Servicer's Certificate.

        Termination Date:       The earlier of May 15, 2004 and the date the
                                aggregate outstanding principal balance of the Class A-2b Notes has been reduced to zero.

        Fixed Amounts

           Fixed Rate Payer:    Party B.

           Fixed Rate Payer
           Payment Date:        The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Period End Date:     The 15th day of each calendar month, with No
                                Adjustment.

           Fixed Rate:          2.4265%

           Fixed Rate Day
           Count Fraction:      30/360.

Floating Amounts

           Floating Rate Payer: Party A.

           Floating Rate Payer
           Payment Dates:       The 15th day of each calendar month, subject to
                                adjustment in accordance with the Following
                                Business Day Convention.

           Floating Rate for
           initial Calculation
           Period:              1.74125% (excluding spread)

           Floating Rate Option: USD-LIBOR-BBA.

           Designated Maturity: One month.

           Spread:              0.10%

           Floating Rate Day
           Count Fraction:      Actual/360.

           Reset Dates:         The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York and Delaware.

3. Account Details

Payments to Party A:            Bank of New York
                                SWIFT IRV TUS3N
                                For favour Credit Suisse First Boston
                                International
                                London
                                Account#:8900360968

Payments to Party B:            JPMorgan Chase Bank
                                ABA#:021000021
                                Account#:507951883
                                Account Name: Ford Incoming Wire Account
                                Ref: 161319.1  Ford 2002-A Collection Account

Party A Operations
Contact:

                                Attention: Customer Services Group
                                Tel: 212-325-8679/212-325-7061
                                Fax: 212-325-8173

Party B Operations
Contact:                        JPMorgan Chase Bank
                                Corporate Trust Administration
                                450 West 33rd Street, 14th Floor
                                New York, New York 10001
                                Attention: Michael A. Smith
                                Tel: (212) 946-3346
                                Fax: (212) 946-8302

Credit Suisse First Boston International is regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

                        FORD CREDIT AUTO OWNER TRUST 2002-A

                        By:     THE BANK OF NEW YORK,
                                not in its individual capacity
                                but solely as Owner Trustee

                        By:
                                --------------------------------------
                                Name:
                                Title:

                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                        By its Agent: CREDIT SUISSE FIRST BOSTON CORPORATION

                        By:
                                --------------------------------------
                                Name:
                                Title: